UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2009

UNIVERSAL FOG, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-51060	86-0827216
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harbin Humankind Biology Technology Co. Limited
168 Binbei Street
Songbei District, Harbin City
Heilongjiang Province, People’s Republic of China
(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (602) 254-9114

_______________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with a reverse merger consummated by Universal Fog, Inc. (the “Company”) on December 31, 2008, by which China Health Industries Holdings Limited (“China Health”) became a wholly-owned subsidiary of the Company and China Health’s subsidiary, Harbin Humankind, Biology Technology Co. Limited (“Harbin Humankind”), became the primary operating entity of the Company, on January 9, 2009, the Company adopted the fiscal year end of Harbin Humankind, thereby changing its fiscal year end from December 31 to June 30.  The new fiscal period will be reflected in the Company’s next Form 10-Q for the quarter ended December 31, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL FOG, INC.
Date: January 14, 2009
	By:	/s/ Sun Xin
Sun Xin
Chief Executive Officer